EXECUTION VERSION

GUARANTY

THIS GUARANTY (“Guaranty”), dated as of February 5, 2010, is made by each of the undersigned guarantors (each a “Guarantor” and, collectively, the “Guarantors”), in favor of THE CALIFORNIA CAPITAL LIMITED PARTNERSHIP, a California limited partnership (“Lender”).

KeyOn Communications Holdings, Inc., a Delaware corporation (“Company”), and Lender are parties to that certain Note Purchase Agreement, dated as of February 1, 2010 (as amended, modified, renewed or extended from time to time, the “Note Purchase Agreement”), and Company is indebted to Lender pursuant to that certain Secured Convertible Promissory Note, of even date herewith, issued by Company to Lender pursuant to the Note Purchase Agreement (as amended, modified, renewed or extended from time to time, the “Note”, the terms defined therein and in the Note Purchase Agreement and not otherwise defined herein being used herein as therein defined). Guarantors have agreed, on a joint and several basis, to guarantee the indebtedness and other obligations of Company to Lender under or in connection with the Note Purchase Agreement, the Note and the other Convertible Note Documents, as set forth herein. Each Guarantor, as a shareholder of Company, will derive substantial direct and indirect benefits from the extension of credit by Lender to Company (which benefits are hereby acknowledged by each Guarantor).

Accordingly, to induce Lender to extend credit to Company, and in consideration thereof, each Guarantor hereby agrees as follows:

1.	Guaranty.

(a)       Guaranty. The Guarantors hereby jointly and severally, unconditionally and irrevocably, guarantee to Lender and its respective successors, endorsees, transferees and assigns, the full and prompt payment when due (whether at stated maturity, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other obligations of Company to Lender under or in connection with the Note (each a “Document” and, collectively, the “Documents”), including all unpaid principal, all interest accrued thereon, all fees due to Lender and all other amounts payable by Company to Lender thereunder or in connection therewith, and including interest that accrues after the commencement by or against Company of any action, case or proceeding involving insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up or dissolution under any applicable laws with respect thereto (an “Insolvency Proceeding”). The terms “indebtedness,” “liabilities” and “obligations” are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, now existing or hereafter arising, regardless of by what instrument, agreement, contract or entry in Lender’s accounts they may be evidenced, or whether evidenced by any instrument, agreement, contract or entry in Lender’s accounts, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness, liabilities and obligations may be or hereafter become unenforceable under the Bankruptcy Reform Act of 1978 (the “Bankruptcy Code”) or

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other applicable law. The foregoing indebtedness, liabilities and other obligations of Company, and all other indebtedness, liabilities and obligations to be paid or performed by Guarantors in connection with this Guaranty (including any and all amounts due under Section 11 hereof), shall hereinafter be collectively referred to as the “Obligations.”

(b)       Limitation of Guaranty. Notwithstanding any other provision set forth in this Guaranty, any increase in the amount of the Obligations or any other amendment of any Convertible Note Document, (i) the aggregate amount of Obligations for which the Guarantors will be liable under this Guaranty shall not exceed $4,050,000 at any time and (ii) this Guaranty shall terminate upon the satisfaction (whether by repayment, conversion or otherwise and in each case in accordance with the terms and provisions of the Convertible Note Documents) of Obligations having an aggregate amount of at least $4,050,000.

(c)       Consideration. Each Guarantor has received at least “reasonably equivalent value” (as such phrase is used in Section 548 of Title 11 of the United States Code entitled “Bankruptcy” (the “Bankruptcy Code”), in the California Uniform Fraudulent Transfer Act (the “UFTA”) and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Obligations.

(d)       Further Limitations. (i) To the extent that any court of competent jurisdiction shall impose by final judgment under applicable law (including the UFTA and Sections 544 and 548 of the Bankruptcy Code) any limitations on the amount of any Guarantor’s liability with respect to the Obligations which Lender can enforce under this Guaranty, Lender, by its acceptance hereof, accepts such limitation on the amount of such Guarantor’s liability hereunder to the extent needed to make this Guaranty and the Documents fully enforceable and nonavoidable.

(e)       Maximum Rate. Notwithstanding anything to the contrary contained herein or in any other Document, the interest paid or agreed to be paid hereunder and under the other Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Obligations or, if it exceeds the amount of such unpaid principal, refunded to the applicable Guarantor, In determining whether the interest contracted for, charged or received by the Lender exceeds the Maximum Rate, Lender may, to the extent permitted by applicable law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

2.         Liability of Guarantors. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows: (i) such Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon Lender’s exercise or enforcement of any remedy it

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may have against Company or any other person or entity (“Person”), or against any collateral for any Obligations; (ii) this Guaranty is a guaranty of payment when due and not of collectibility; (iii) Lender may enforce this Guaranty upon the occurrence of a default notwithstanding any dispute between Lender and Company with respect to the existence of such default; (iv) such Guarantor’s payment of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge such Guarantor’s liability for any portion of the Obligations remaining unsatisfied; and (v) such Guarantor’s liability with respect to the Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall such Guarantor be exonerated or discharged by, (A) any Insolvency Proceeding with respect to Company, any Guarantor, any other guarantor or any other Person; (B) any limitation, discharge, or cessation of the liability of Company, any other Guarantor, other guarantor or any other Person for any Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Obligations; (C) any merger, acquisition, consolidation or change in structure of Company, any Guarantor or any other guarantor or Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of Company, any Guarantor, any other guarantor or other Person; (D) any assignment or other transfer, in whole or in part, of Lender’s interests in and rights under this Guaranty, including, without limitation, Lender’s right to receive payment of the Obligations, or any assignment or other transfer, in whole or in part, of Lender’s interests in and to any collateral securing the Obligations; (E) any claim, defense, counterclaim or setoff, other than that of prior performance, that Company, any Guarantor, any other guarantor or other Person may have or assert, including, without limitation, any defense of incapacity or lack of corporate or other authority to execute or deliver any Document or this Guaranty or any other document related thereto; (F) any direction of application of payment to Company, any Guarantor, any other guarantor or other Person; or (G) Lender’s vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Obligations.

3.	Consents.

(a)       Each Guarantor hereby consents and agrees that, except as provided in subsection (b) of this Section 3, without notice to or further assent from such Guarantor: (i) the time, manner, place or terms of any payment under any Document may be extended or changed, including by an increase or decrease in the interest rate on any Obligation or any fee or other amount payable under such Document, by a modification or renewal of any Document or otherwise; (ii) the time for Company’s performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as Lender may deem proper; (iii) Lender may discharge or release, in whole or in part, any other guarantor or any other Person liable for the payment and performance of all or any part of the Obligations, and may permit or consent to any such action or any result of such action, and Lender shall not be liable to such Guarantor for any failure to collect or enforce payment of the Obligations; (iv) Lender may take and hold security of any kind, at any time, as collateral for the Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; (v) Lender may request and accept other guaranties of the Obligations and may, from

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time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and (vi) Lender may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege granted by any Document, or otherwise available to Lender, with respect to the Obligations and any collateral therefor, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of such Guarantor against Company; all as Lender may deem advisable, and all without impairing, abridging, releasing or affecting this Guaranty.

(b)       Notwithstanding anything to the contrary set forth in subsection (a) of this Section 3, none of the actions contemplated by clauses (i) or (ii) of Section 3(a) shall be undertaken without providing each Guarantor at least 10 Business Days’ notice thereof at any time Lender owns in excess of 50% of the common stock of Company, or such other equity interests in Company which are convertible into common stock of Company and, when taken together with any other common stock of Company then owned by Lender, constitute in excess of 50% of the common stock of Company.

4.         Waivers. (a) Each Guarantor waives and agrees not to assert: (i) any right to require Lender to proceed against Company, any other Guarantor or other guarantor or any other Person, to proceed against or exhaust any collateral or other security held for the Obligations (except to the extent required by applicable law), to give notice of or institute any public or private sale, foreclosure, or other disposition of any collateral or security for the Obligations, including, without limitation, to comply with applicable provisions of the California Uniform Commercial Code (the “UCC”) or any equivalent provision of any other applicable law in connection with the sale, foreclosure, or other disposition of any collateral or to pursue any other right, remedy, power or privilege of Lender whatsoever; (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Obligations; (iii) any defense arising by reason of any lack of corporate or other authority or any other defense of Company, any Guarantor or any other Person; (iv) any defense based upon Lender’s errors or omissions in the administration of the Obligations; (v) any rights to set-offs and counterclaims; and (vi) without limiting the generality of the foregoing, to the fullest extent permitted by law, any other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty, including any rights and defenses which are or may become available to such Guarantor by reason of California Civil Code §§2787 through 2855, 2899 and 3433. (b) Each Guarantor waives any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Obligations, or the reliance by Lender upon this Guaranty, or the exercise of any right, power or privilege hereunder. The Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. Each Guarantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon Company, any Guarantor or any other Person with respect to the Obligations. (c) The obligations of each Guarantor hereunder are independent of and separate from the obligations of Company and any other guarantor and upon the occurrence and during the continuance of any default, a separate action or actions may be brought against any Guarantor, whether or not Company or any such other guarantor is joined therein or a separate action or actions are brought against Company or any such other guarantor.

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(d) No Guarantor shall have any right to require Lender to obtain or disclose any information with respect to (i) the financial condition or character of Company or the ability of Company to pay and perform the Obligations; (ii) the Obligations; (iii) any collateral or other security for any or all of the Obligations; (iv) the existence or nonexistence of any other guarantees of all or any part of the Obligations; (v) any action or inaction on the part of Lender or any other Person; or (vi) any other matter, fact or occurrence whatsoever.

5.         Subrogation. Until the Obligations shall be satisfied in full, no Guarantor shall have or directly or indirectly exercise, (i) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty, or (iii) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of Lender as against Company or other guarantors, whether in connection with this Guaranty or otherwise. If any amount shall be paid to any Guarantor on account of the foregoing rights at any time when any Obligations are outstanding, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Obligations.

6.         Continuing Guaranty. Each Guarantor agrees that this Guaranty is a continuing guaranty relating to any Obligations, including Obligations which may exist continuously or which may arise from time to time under successive transactions. This Guaranty shall continue to be effective or shall be reinstated and revived, as the case may be, if, for any reason, any payment of the Obligations by or on behalf of Company shall be rescinded or must otherwise be restored by Lender, whether as a result of any Insolvency Proceeding or otherwise. To the extent any payment is rescinded or restored, the Obligations shall be revived in full force and effect without reduction or discharge for such payment.

7.         Payments. Each Guarantor hereby agrees, in furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which Lender or any other Person may have against such Guarantor by virtue hereof, upon the failure of Company to pay any of the Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under §362(a) of the Bankruptcy Code), such Guarantor shall forthwith pay, or cause to be paid, in cash, to Lender an amount equal to the amount of the Obligations then due as aforesaid (including interest which, but for the filing of a petition in any Insolvency Proceeding with respect to Company, would have accrued on such Obligations, whether or not a claim is allowed against Company for such interest in any such Insolvency Proceeding), subject to the limitation set forth in Section 1(b). All payments made by any Guarantor hereunder may be applied in such order as Lender shall elect. Each Guarantor shall make each payment hereunder, without deduction (whether for taxes or otherwise), set-off or counterclaim, on the day when due in same day or immediately available funds, and in U.S. dollars.

8.         Representations; Covenants. (a) Each Guarantor represents and warrants to Lender that this Guaranty does not contravene any contractual or judicial restriction binding on or affecting such Guarantor and that this Guaranty is the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms. (b) So long as this Guaranty shall be in

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effect, each Guarantor will furnish to Lender from time to time such information respecting such Guarantor’s financial condition as Lender may from time to time reasonably request and will execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as Lender shall deem necessary or appropriate to effectuate the purposes of this Guaranty and shall reasonably request.

9.         Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile or email) and shall be mailed (by certified or registered mail), sent or delivered (i) if to Lender, to the address specified in Schedule 1 hereto; and (ii) if to any Guarantor, at or to its address or facsimile number, or email address, set forth below its name on the signature page hereof, or at or to such other address or facsimile number, or email address, as such party shall have designated in a written notice to the other parties. All such notices and communications shall be effective (i) if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and (ii) if sent by facsimile transmission or electronic mail, when sent. Electronic mail may be used only for routine communications, to distribute materials such as financial statements and other informational documents, and to distribute documents for execution by the parties thereto, and may not be used for any other purpose.

10.       No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Guaranty are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

11.       Costs and Expenses. Guarantor agrees to pay on demand all reasonable costs and expenses of Lender and reasonable fees and disbursements of counsel in connection with the enforcement, or preservation of any rights under, this Guaranty.

12.       Binding Effect; Entire Agreement; Amendments. This Guaranty shall be binding upon each Guarantor and their respective successors, assigns, personal representatives, heirs and legatees, and inure to the benefit of and be enforceable by Lender and its successors, endorsees, transferees and assigns; provided that no Guarantor shall have the right to assign or transfer its rights and obligations hereunder without the prior written consent of Lender. This Guaranty constitutes the entire agreement of each Guarantor with respect to the matters set forth herein and supersedes any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto. There are no conditions to the full effectiveness of this Guaranty. This Guaranty may not be amended except by a writing signed by each Guarantor and Lender. No waiver of any rights of Lender under any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall be effective unless in writing and signed by Lender. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

13.       Knowing and Explicit Waivers. Each Guarantor acknowledges that it has either obtained the advice of legal counsel or has had the opportunity to obtain such advice in

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connection with the terms and provisions of this Guaranty. Each Guarantor acknowledges and agrees that each of the waivers and consents set forth herein, including, without limitation, those contained in Sections 2 through 4, are made with full knowledge of their significance and consequences. Additionally, each Guarantor acknowledges and agrees that by executing this Guaranty, it is waiving certain rights, benefits, protections and defenses to which it may otherwise be entitled under applicable law, including, without limitation, under the provisions of the California Civil Code and California Code of Civil Procedure referred to in Section 4, and that all such waivers herein are explicit, knowing waivers. Each Guarantor further acknowledges and agrees that Lender is relying on such waivers in creating the Obligations, and that such waivers are a material part of the consideration which Lender is receiving for creating the Obligations.

14.       Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Guaranty shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Guaranty.

15.       Law; Submission to Jurisdiction; Jury Trial Waiver; Judicial Reference. (a) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CALIFORNIA LAW. EACH GUARANTOR HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES OF AMERICA LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, AS LENDER MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, EACH GUARANTOR ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY LENDER IN WRITING WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY SUCH GUARANTOR AGAINST LENDER. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

(b)       EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, CLAIM, SUIT, PROCEEDING OR OTHER LITIGATION (EACH A “CLAIM”) BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT.

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(c)        If the waiver of jury trial set forth in Section 15(b) is deemed ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to California Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of Los Angeles County, California. Such proceeding shall be conducted in Los Angeles County, California, with California rules of evidence and discovery applicable to such proceeding. In the event Claims are to be resolved by judicial reference, any party may seek from a court identified in this paragraph any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.

16.       Married Persons. Any married person who signs this Guaranty as a Guarantor hereby expressly agrees that recourse may be had against his or her separate and community property for all his or her obligations under this Guaranty.

17.       Joint and Several Liability. The obligations of all persons signing this Guaranty shall be joint and several.

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IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guaranty, as of the date first above written.

JEROME F. SNYDER Address:

____________________

____________________

Fax:	(___) ___-____

Email: ____________

JONATHON SNYDER   Address:

____________________

____________________

Fax:	(___) ___-____

Email: ____________

BARRY W. BECKER   Address:

____________________

____________________

Fax:	(___) ___-____

Email: ____________

Signature Page to Guaranty

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SCHEDULE 1

TO GUARANTY

Address of Lender

The California Capital Limited Partnership

149 S. Barrington Avenue, Suite 311

Los Angeles, CA 90049

Attention: General Partner

Schedule 1

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